Exhibit 10.1
COLLEGIATE PACIFIC INC.
2007 STOCK OPTION PLAN
I. PURPOSE OF THE PLAN
     The Collegiate Pacific Inc. 2007 Stock Option Plan (the “Plan”) is designed to: (a) promote the long-term financial interests and growth of Collegiate Pacific Inc. (the “Company”), and its Affiliates by attracting and retaining Directors, Employees or Consultants with the training, experience and ability to enable them to make a substantial contribution to the success of the Company and its Affiliates; (b) motivate Directors, Employees and Consultants by means of growth-oriented incentives to enhance the profitable growth of the Company and its Affiliates and (c) further the alignment of interests of Participants with those of the stockholders of the Company through opportunities for increased ownership in the Company.
II. DEFINITIONS
     The following definitions shall be applicable throughout the Plan unless specifically modified elsewhere in the Plan:
     A. “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (1) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (2) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.
     B. “Award” means any Option granted to a Participant under the Plan.
     C. “Board” means the Board of Directors of the Company.
     D. “Cash Merger” shall have the meaning assigned to such term in Section VIII(D) of the Plan.
     E. “Change of Control” shall have the meaning assigned to such term in Section VIII(D) of the Plan.
     F. “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.
     G. “Committee” means the Compensation Committee of the Board, each member of which shall be a “non-employee director” within the meaning of applicable Rule 16b-3 under the Exchange Act. Each grant of an Option to a “covered employee” within the meaning of Code Section 162(m) will be made by a Committee which is comprised solely of two or more “outside directors” within the meaning of Code Section 162(m).

     H. “Common Stock” means the common stock, par value $0.01 per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section VIII below.
     I. “Company” means Collegiate Pacific Inc., a Delaware corporation, and any successor thereto that adopts the Plan.
     J. “Consultant” means any person who is not an Employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.
     K. “Director” means an individual who is a member of the Board.
     L. “Employee” means any person in an employment relationship with the Company or any Affiliate.
     M. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     N. “Fair Market Value” means the closing sale price (or average of the quoted closing bid or asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by NASDAQ or by the principal national stock exchange on which the Common Stock is then listed. If no prices are reported on that date, then the fair market value shall be the closing sale price on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which the Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.
     O. “Incentive Stock Option” means an incentive stock option within the meaning of section 422 of the Code.
     P. “Nonqualified Stock Option” means an Option that does not satisfy all of the applicable requirements of section 422 of the Code or by its terms is not intended to be treated as an Incentive Stock Option.
     Q. “Option” means an Award granted under Section VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Nonqualified Stock Options to purchase Common Stock.
     R. “Option Agreement” means a written agreement between the Company and a Participant with respect to an Option.
     S. “Participant” means an Employee, Consultant, or Director who has been granted an Award.
     T. “Plan” means the Collegiate Pacific Inc. 2007 Stock Option Plan, as amended from time to time.
     U. “Stock Merger” shall have the meaning assigned to such term in Section VIII(D) of the Plan.

III. EFFECTIVE DATE AND DURATION OF THE PLAN
     The Plan shall become effective upon the date of its adoption by the Board; provided, however, the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan or in any Option Agreement, no Option shall be exercisable prior to such stockholder approval. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired.
IV. ADMINISTRATION
     A. Composition of Committee. The Plan shall be administered by the Committee appointed by the Board. In the absence of the Board’s appointment of the Committee to administer the Plan, the Board shall serve as the Committee.
     B. Powers. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants, or Directors shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option or Nonqualified Stock Option shall be granted, and the number of shares to be subject to each Option. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants, or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee in its discretion shall deem relevant.
     C. Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section IV shall be conclusive.
V. SHARES SUBJECT TO THE PLAN; GRANT OF AWARDS
     A. Shares Subject to the Plan. Subject to adjustment in the same manner as provided in Section VIII with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 500,000 shares. Shares shall be deemed to have been issued under the Plan only (1) to the extent actually issued and delivered pursuant to an Award or (2) to the extent an Award is settled in cash. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan.
     B. Grant of Awards. The Committee may from time to time grant an Award to one or more Employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.
     C. Stock Offered. Subject to the limitations set forth in Section V(A), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.
VI. ELIGIBILITY
     Awards may be granted only to persons who, at the time of grant, are Employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, a Nonqualified Stock Option, or any combination thereof.
VII. STOCK OPTIONS
     A. Option Period. The term of each Option shall be as specified by the Committee at the date of grant; provided, however, that each such Option by its terms shall not be exercisable after the expiration of ten years from the date of grant.
     B. Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee; provided, that except in the case of an Award issued in connection with the start of employment or service with the Company or its subsidiaries, or under such other circumstances as are deemed appropriate by the Compensation Committee, an Option shall not be exercisable prior to the first anniversary of the date of the Award. If the Compensation Committee provides, in its sole discretion, that any Option is exercisable only in installments, the Compensation Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Compensation Committee shall determine, in its sole discretion.
     C. Special Limitations on Incentive Stock Options. An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Incentive Stock Options will constitute Nonqualified Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable until after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative.
     D. Option Agreement. Each Award shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. Each Option Agreement shall specify the effect of termination of (1) employment, (2) the consulting or advisory relationship, or (3) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by either check, the withholding of Common Stock otherwise deliverable upon exercise of the Option or the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable.)
     E. Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Section VIII, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date of the Award. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed in Section VIID above or in any other manner approved by the Committee.
     F. Stockholder Rights and Privileges. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant’s name.
     G. No Repricing. Other than in connection with a change on the Company’s capitalization (as defined in Section VIII), the exercise price of an Option may not be reduced without approval of the Company’s stockholders (including canceling previously awarded Options and regranting them with a lower exercise price).
VIII. RECAPITALIZATION OR REORGANIZATION
     A. No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
     B. Subdivision or Consolidation of Shares; Stock Dividends. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.
     C. Recapitalizations. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Option.
     D. Change of Control. In the event of a Change in Control (as defined below) each outstanding Option shall become fully vested and exercisable as to all Options, including Options that would not otherwise be vested or exercisable. For purposes of this Plan, a “Change of Control” shall be deemed to have occurred if:
•	any person or related group of persons directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities;

•	a merger or consolidation occurs in which the Company is not the surviving entity, or any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger; or

•	all or substantially all of the Company’s assets are sold or transferred other than in connection with an internal reorganization of the Company.
In the event a Change of Control is triggered by a merger or consolidation of the Company with or into another corporation pursuant to which shares of Common Stock are converted into the right to receive cash (a “Cash Merger”), then in such event each Option not otherwise exercised prior to the effective time of the Cash Merger shall be exchangeable after the effective time of the Cash Merger only for the excess, if any, of the per share consideration paid in the Cash Merger over the per share exercise price of each Option specified in the applicable Option Agreement (subject to all applicable withholding), and for all other purposes each Option Agreement shall be cancelled and shall no longer be exercisable for shares of any entity upon the effective time of the Cash Merger. In the event a Change of Control is triggered by a merger or consolidation of the Company with or into another corporation pursuant to which shares of Common Stock are converted into the right to receive any securities (a “Stock Merger”), then in such event each Option not otherwise exercised prior to the effective time of the Stock Merger shall be exercisable after the effective time of the Stock Merger only for such securities and/or property into which shares of Common Stock would have been converted if such Option had been exercised immediately prior to the effective time of the Stock Merger.
     E. Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, liquidations, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Section VIII, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Section VIII, the aggregate number of shares available under the Plan shall be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.
     F. No Adjustments unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.
IX. AMENDMENT AND TERMINATION OF THE PLAN
     The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, amend the Plan to (A) increase the maximum aggregate number of shares that may be issued under the Plan, (B) change the class of individuals eligible to receive Awards under the Plan, (C) extend the term of the Plan or (D) reduce the price at which options may be granted below the Fair Market Value.
X. MISCELLANEOUS
     A. No Right to An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an Employee, Consultant, or Director any right to be granted an Option or any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.
     B. No Employment/Membership Rights Conferred. Nothing contained in the Plan shall (1) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (2) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.
     C. Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.
     D. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

     E. Restrictions on Transfer. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Section VII(C)) shall not be transferable otherwise than (1) by will or the laws of descent and distribution, (2) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (3) with the consent of the Committee.
     F. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles thereof.

FORM
OF
INCENTIVE STOCK OPTION AGREEMENT
     This Incentive Stock Option Agreement (the “Agreement”) is made as of the ___ day of ___, 200_, between Collegiate Pacific Inc., a Delaware corporation (the “Company”), and [NAME] (“Optionee”).
     To carry out the purposes of the Collegiate Pacific Inc. 2007 Stock Option Plan (the “Plan”), by affording Optionee the opportunity to purchase shares of the common stock of the Company, par value $0.01 per share (“Stock”), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Optionee hereby agree as follows:
     1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option (“Option”) to purchase all or any part of an aggregate of ___ shares of Stock on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used but not defined in this Agreement shall have the meaning attributed to such terms under the Plan, unless the context requires otherwise. This Option is intended to constitute an incentive stock option, within the meaning of section 422(b) of the Code, to the maximum extent permitted under the Code. Optionee acknowledges that only a portion of this Option may qualify as such an incentive stock option due to the limitation set forth in section 422(d) of the Code.
     2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $         per share, which has been determined to be not less than the Fair Market Value of the Stock at the date of grant of this Option. For all purposes of this Agreement, Fair Market Value of Stock shall be determined in accordance with the provisions of the Plan.
     3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided or the occurrence of a Change in Control (as such term is defined below) while Optionee is [employed by or serving as a director of] the Company, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the date of grant hereof, but this Option shall not be exercisable for more than a percentage of the aggregate number of shares of Stock offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:
[add vesting schedule]
     In the event of a Change in Control (as defined below) each outstanding Option shall become fully vested and exercisable as to all Options, including Options that would not otherwise be vested or exercisable. For purposes of this Plan, a “Change of Control” shall be deemed to have occurred if:
          (a) any person or related group of persons directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities;

          (b) a merger or consolidation occurs in which the Company is not the surviving entity, or any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger; or
          (c) all or substantially all of the Company’s assets are sold or transferred other than in connection with an internal reorganization of the Company.
     In the event a Change of Control is triggered by a merger or consolidation of the Company with or into another corporation pursuant to which shares of Stock are converted into the right to receive cash (a “Cash Merger”), then in such event the portion of this Option not otherwise exercised prior to the effective time of the Cash Merger shall be exchangeable after the effective time of the Cash Merger only for the excess, if any, of the per share consideration paid in the Cash Merger over the per share exercise price of this Option specified in this Agreement (subject to all applicable withholding), and for all other purposes this Agreement shall be cancelled and shall no longer be exercisable for shares of any entity upon the effective time of the Cash Merger. In the event a Change of Control is triggered by a merger or consolidation of the Company with or into another corporation pursuant to which shares of Stock are converted into the right to receive any securities (a “Stock Merger”), then in such event the portion of this Option not otherwise exercised prior to the effective time of the Stock Merger shall be exercisable after the effective time of the Stock Merger only for such securities and/or property into which shares of Stock would have been converted if the unexercised portion of this Option had been exercised immediately prior to the effective time of the Stock Merger.
     In addition, in no event shall a recapitalization of the Company, a reclassification of the Company’s capital stock, or other change in the Company’s capital structure (a “recapitalization”), constitute a Change in Control, and the exercise of this Option shall not be accelerated upon the occurrence of any such recapitalization.
     This Option may be exercised only while Optionee remains an [employee or director] of the Company and will terminate and cease to be exercisable upon Optionee’s termination of [employment or as a director] with the Company, except that:
               (1) If Optionee’s employment with the Company terminates by reason of disability (within the meaning of section 22(e)(3) of the Code), this Option may be exercised by Optionee (or Optionee’s legal representative) at any time during the period of one year following such termination, but only as to the number of shares of Stock Optionee was entitled to purchase hereunder as of the date Optionee’s employment so terminates.
               (2) If Optionee dies while in the employ of the Company, Optionee’s estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Optionee, may exercise this Option at any time during the period of one year following the date of Optionee’s death, but only as to the number of shares of Stock Optionee was entitled to purchase hereunder as of the date of Optionee’s death.
               (3) If Optionee’s employment with the Company terminates for any reason other than as described in (1) or (2) above, unless such employment is terminated for cause, this Option may be exercised by Optionee at any time during the period of three months following such termination, or by Optionee’s estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Optionee) during a period of one year following

Optionee’s death if Optionee dies during such three month period, but in each case only as to the number of shares of Stock Optionee was entitled to purchase hereunder as of the date Optionee’s employment so terminates. As used in this section, the term “cause” shall mean Optionee (i) has been convicted of a misdemeanor involving moral turpitude or of a felony, (ii) has engaged in gross negligence or willful misconduct in the performance of the duties of Optionee’s employment, or (iii) has materially breached any material provision of any written agreement between Optionee and the Company or any of its Affiliates. If Optionee is terminated for cause, this Option shall not be exercisable for any period following such termination.
     This Option shall not be exercisable in any event after the expiration of 10 years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering or constructively tendering to the Company shares of Stock having a Fair Market Value equal to the purchase price (provided such shares used for this purpose must have been held by Optionee for such minimum period of time as may be established from time to time by the Committee), (c) if the Stock is readily tradable on a national securities market, through a “cashless exercise” in accordance with a Company established policy or program for the same, or (d) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Optionee shall provide a cash payment for such amount as is necessary to affect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Optionee, Optionee (or the person permitted to exercise this Option in the event of Optionee’s death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.
     4. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income or wages to Optionee for federal, state or local tax purposes, Optionee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its minimum obligation under applicable tax laws or regulations. Optionee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) to satisfy any tax required to be withheld upon exercise of this Option. An election pursuant to the preceding sentence shall be referred to herein as a “Stock Withholding Election.” All Stock Withholding Elections shall be made by written notice to the Company’s Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time). If Optionee is not a Section 16 Person (as hereinafter defined), Optionee may revoke such election by delivering to the Company’s Corporate Secretary (or such other designated officer or employee) written notice of such revocation prior to the date such election is implemented through actual surrender or withholding of shares of Stock (the “Withholding Date”). If Optionee is a Section 16 Person, the Stock Withholding Election must:
          (a) be irrevocable and made six months prior to the Withholding Date; or
          (b) (i) be approved by the Committee either before or after such election is made, (ii) be made, and the Withholding Date occur, during a period beginning on the third business day following the date of release by the Company for publication of quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date, and (iii) be made more than six months after the date of the grant of this Option to Optionee; or
          (c) be made in connection with (i) a delivery to the Company of shares of Stock owned by Optionee prior to the exercise of this Option to satisfy the portion of the tax required to be withheld with respect to those shares of Stock received by Optionee upon exercise of this Option for which payment of the purchase price was made to the Company in shares of Stock owned by Optionee prior to the exercise of this Option pursuant to Section 3 hereof and (ii) the exercise of this Option more than six months after the date of grant hereof.
     If Optionee fails to pay the required amount to the Company or fails to make a Stock Withholding Election, the Company is authorized to withhold from any cash remuneration (or, if Optionee is not a Section 16 Person, Stock remuneration, including withholding any shares of Stock distributable to Optionee upon exercise of this Option) then or thereafter payable to Optionee any tax required to be withheld by reason of the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option. For purposes of this Agreement, the term “Section 16 Person” means an officer, director or affiliate of the Company or a former officer, director or affiliate of the Company who is subject to Section 16 of the Exchange Act.
     5. Status of Stock. Optionee understands that at the time of the execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law, but the Company does currently intend to affect such registration. Until the shares of Stock acquirable upon the exercise of the Option have been registered for issuance under the Securities Act, the Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company’s counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Securities Act. In the event exemption from registration under the Securities Act is available upon an exercise of this Option, Optionee (or the person permitted to exercise this Option in the event of Optionee’s death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.
     Optionee agrees that the shares of Stock which Optionee may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Optionee also agrees that the shares of Stock which Optionee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.
     In addition, Optionee agrees that (i) the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with Section 5 and applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of Section 5 or any applicable securities law, and (iii) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.
     6. Employment Relationship. For purposes of this Agreement, Optionee shall be considered to be in the employment of the Company as long as Optionee remains an employee of either the Company, an Affiliate, or a corporation, or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Without limiting the scope of the preceding sentence, it is expressly provided that Optionee shall be considered to have terminated employment with the Company at the time of the termination of the “Affiliate” status under the Plan of the entity or other organization that employs Optionee. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.
     7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.
     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Option granted hereby. Without limiting the scope of the preceding sentence, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by both Optionee and an authorized officer of the Company.
     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles thereof.
     10. Jurisdiction. Each of the Company and Optionee hereby irrevocably (i) submits and consents to the personal jurisdiction of the state and federal courts sitting in Dallas County, Texas with respect to any suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby and (ii) waives the right to contend in any such action that venue is improperly laid in any such court or that it is an improper or inconvenient forum or lacks personal jurisdiction. If Optionee now or hereafter resides outside the State of Texas, Optionee hereby irrevocably appoints the Corporate Secretary of the Company as Optionee’s authorized agent upon whom process may be served at such Corporate Secretary’s Company office for notices under this Agreement in any suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby that may be instituted in any state or federal court in the State of Texas by the Company, and Optionee hereby agrees to so act. Optionee agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the authorized agent of Optionee and written notice of such service to Optionee shall be deemed, in every respect, effective service of process as to Optionee for purposes of any such suit, action, or proceeding instituted in any state or federal court in the State of Texas.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Agreement, all as of the day and year first above written.

COLLEGIATE PACIFIC INC.

By:

___________________, ___________________

(Optionee Signature)

Print Name

FORM
OF
NONSTATUTORY STOCK OPTION AGREEMENT
     This Nonstatutory Stock Option Agreement (he “Agreement”) is made as of the ___ day of ___, 200_, between Collegiate Pacific Inc., a Delaware corporation (the “Company”), and [NAME] (“Optionee”).
     To carry out the purposes of the Collegiate Pacific Inc. 2007 Stock Option Plan (the “Plan”), by affording Optionee the opportunity to purchase shares of the common stock of the Company, par value $0.01 per share (“Stock”), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Optionee hereby agree as follows:
     1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option (“Option”) to purchase all or any part of an aggregate of ___ shares of Stock on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used but not defined in this Agreement shall have the meaning attributed to such terms under the Plan, unless the context requires otherwise. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Code.
     2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $           per share, which has been determined to be not less than the Fair Market Value of the Stock at the date of grant of this Option. For all purposes of this Agreement, Fair Market Value of Stock shall be determined in accordance with the provisions of the Plan.
     3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided or the occurrence of a Change of Control (as such term is defined below) while Optionee is [employed by or serving as a director of] the Company or serving as a director], this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the date of grant hereof, but this Option shall not be exercisable for more than a percentage of the aggregate number of shares of Stock offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:
[add vesting schedule]
     In the event of a Change in Control (as defined below) each outstanding Option shall become fully vested and exercisable as to all Options, including Options that would not otherwise be vested or exercisable. For purposes of this Plan, a “Change of Control” shall be deemed to have occurred if:
          (a) any person or related group of persons directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities;
          (b) a merger or consolidation occurs in which the Company is not the surviving entity, or any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger; or
          (c) all or substantially all of the Company’s assets are sold or transferred other than in connection with an internal reorganization of the Company.
     In the event a Change of Control is triggered by a merger or consolidation of the Company with or into another corporation pursuant to which shares of Stock are converted into the right to receive cash (a “Cash Merger”), then in such event the portion of this Option not otherwise exercised prior to the effective time of the Cash Merger shall be exchangeable after the effective time of the Cash Merger only for the excess, if any, of the per share consideration paid in the Cash Merger over the per share exercise price of this Option specified in this Agreement (subject to all applicable withholding), and for all other purposes this Agreement shall be cancelled and shall no longer be exercisable for shares of any entity upon the effective time of the Cash Merger. In the event a Change of Control is triggered by a merger or consolidation of the Company with or into another corporation pursuant to which shares of Stock are converted into the right to receive any securities (a “Stock Merger”), then in such event the portion of this Option not otherwise exercised prior to the effective time of the Stock Merger shall be exercisable after the effective time of the Stock Merger only for such securities and/or property into which shares of Stock would have been converted if the unexercised portion of this Option had been exercised immediately prior to the effective time of the Stock Merger.
     In addition, in no event shall a recapitalization of the Company, a reclassification of the Company’s capital stock, or other change in the Company’s capital structure (a “recapitalization”), constitute a Change in Control, and the exercise of this Option shall not be accelerated upon the occurrence of any such recapitalization.
     This Option may be exercised only while Optionee remains an employee of the Company and will terminate and cease to be exercisable upon Optionee’s termination of employment with the Company, except that:
               (1) If Optionee’s employment with the Company terminates by reason of disability (within the meaning of section 22(e)(3) of the Code), this Option may be exercised by Optionee (or Optionee’s legal representative) at any time during the period of one year following such termination, but only as to the number of shares of Stock Optionee was entitled to purchase hereunder as of the date Optionee’s employment so terminates.
               (2) If Optionee dies while in the employ of the Company, Optionee’s estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Optionee, may exercise this Option at any time during the period of one year following the date of Optionee’s death, but only as to the number of shares of Stock Optionee was entitled to purchase hereunder as of the date Optionee’s death.
               (3) If Optionee’s employment with the Company terminates for any reason other than as described in (1) or (2) above, unless such employment is terminated for cause, this Option may be exercised by Optionee at any time during the period of three months following such termination, or by Optionee’s estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Optionee) during a period of one year following Optionee’s death if Optionee dies during such three month period, but only as to the number of shares of Stock Optionee was entitled to purchase hereunder as of the date Optionee’s employment so terminates. As used in this section, the term “cause” shall mean Optionee (i) has been convicted of a misdemeanor involving moral turpitude or of a felony, (ii) has engaged in gross negligence or willful misconduct in the performance of the duties of Optionee’s employment, or (iii) has materially breached any material provision of any written agreement between Optionee and the Company or any of its Affiliates. If Optionee is terminated for cause, this Option shall not be exercisable for any period following such termination.
     This Option shall not be exercisable in any event after the expiration of 10 years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering or constructively tendering to the Company shares of Stock having a Fair Market Value equal to the purchase price (provided such shares used for this purpose must have been held by Optionee for such minimum period of time as may be established from time to time by the Committee), (c) if the Stock is readily tradable on a national securities market, through a “cashless exercise” in accordance with a Company established policy or program for the same, or (d) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Optionee shall provide a cash payment for such amount as is necessary to affect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Optionee, Optionee (or the person permitted to exercise this Option in the event of Optionee’s death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.
     4. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income or wages to Optionee for federal, state or local tax purposes, Optionee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its minimum obligation under applicable tax laws or regulations. Optionee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) to satisfy any tax required to be withheld upon exercise of this Option. An election pursuant to the preceding sentence shall be referred to herein as a “Stock Withholding Election.” All Stock Withholding Elections shall be made by written notice to the Company’s Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time). If Optionee is not a Section 16 Person (as hereinafter defined), Optionee may revoke such election by delivering to the Company’s Corporate Secretary (or such other designated officer or employee) written notice of such revocation prior to the date such election is implemented through actual surrender or withholding of shares of Stock (the “Withholding Date”). If Optionee is a Section 16 Person, the Stock Withholding Election must:
          (a) be irrevocable and made six months prior to the Withholding Date; or
          (b) (i) be approved by the Committee either before or after such election is made, (ii) be made, and the Withholding Date occur, during a period beginning on the third business day following the date of release by the Company for publication of quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date, and (iii) be made more than six months after the date of the grant of this Option to Optionee; or
          (c) be made in connection with (i) a delivery to the Company of shares of Stock owned by Optionee prior to the exercise of this Option to satisfy the portion of the tax required to be withheld with respect to those shares of Stock received by Optionee upon exercise of this Option for which payment of the purchase price was made to the Company in shares of Stock owned by Optionee prior to the exercise of this Option pursuant to Section 3 hereof and (ii) the exercise of this Option more than six months after the date of grant hereof.
     If Optionee fails to pay the required amount to the Company or fails to make a Stock Withholding Election, the Company is authorized to withhold from any cash remuneration (or, if Optionee is not a Section 16 Person, Stock remuneration, including withholding any shares of Stock distributable to Optionee upon exercise of this Option) then or thereafter payable to Optionee any tax required to be withheld by reason of the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option. For purposes of this Agreement, the term “Section 16 Person” means an officer, director or affiliate of the Company or a former officer, director or affiliate of the Company who is subject to Section 16 of the Exchange Act.
     5. Status of Stock. Optionee understands that at the time of the execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law, but the Company does currently intend to affect such registration. Until the shares of Stock acquirable upon the exercise of the Option have been registered for issuance under the Securities Act, the

Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company’s counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Securities Act. In the event exemption from registration under the Securities Act is available upon an exercise of this Option, Optionee (or the person permitted to exercise this Option in the event of Optionee’s death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.
     Optionee agrees that the shares of Stock which Optionee may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Optionee also agrees that the shares of Stock which Optionee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.
     In addition, Optionee agrees that (i) the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with Section 5 and applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of Section 5 or any applicable securities law, and (iii) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.
     6. Employment Relationship. For purposes of this Agreement, Optionee shall be considered to be in the employment of the Company as long as Optionee remains an employee of either the Company, an Affiliate, or a corporation, or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Without limiting the scope of the preceding sentence, it is expressly provided that Optionee shall be considered to have terminated employment with the Company at the time of the termination of the “Affiliate” status under the Plan of the entity or other organization that employs Optionee. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.
     7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.
     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Option granted hereby. Without limiting the scope of the preceding sentence, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by both Optionee and an authorized officer of the Company.
     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles thereof.
     10. Jurisdiction. Each of the Company and Optionee hereby irrevocably (i) submits and consents to the personal jurisdiction of the state and federal courts sitting in Dallas County, Texas with respect to any suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby and (ii) waives the right to contend in any such action that venue is improperly laid in any such court or that it is an improper or inconvenient forum or lacks personal jurisdiction. If Optionee now or hereafter resides outside the State of Texas, Optionee hereby irrevocably appoints the Corporate Secretary of the Company as Optionee’s authorized agent upon whom process may be served at such Corporate Secretary’s Company office for notices under this Agreement in any suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby that may be instituted in any state or federal court in the State of Texas by the Company, and Optionee hereby agrees to so act. Optionee agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the authorized agent of Optionee and written notice of such service to Optionee shall be deemed, in every respect, effective service of process as to Optionee for purposes of any such suit, action, or proceeding instituted in any state or federal court in the State of Texas.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Agreement, all as of the day and year first above written.

COLLEGIATE PACIFIC INC.

By:

___________________, ___________________

(Optionee Signature)

Print Name